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                                    Exhibit 10.4


                                   GENE LOGIC INC.
                              1997 EQUITY INCENTIVE PLAN

                              STOCK OPTION GRANT NOTICE


Gene Logic Inc. (the "Company"), pursuant to its 1997 Equity Incentive Plan (the "Plan"), hereby grants to Optionee an option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in Attachments I, II and III, which are incorporated herein in their entirety.

Optionee:                         _________________________________
Date of Grant:                    _________________________________
Vesting Commencement Date:        _________________________________
Shares Subject to Option:         _________________________________
Exercise Price Per Share:         _________________________________
Expiration Date:                  _________________________________

  ____  Incentive Stock Option  ____  Nonstatutory Stock Option

  Exercise/Vesting Schedule:   [25% of the option shares shall vest on the one
                               (1)-year anniversary of the Vesting Commencement
                               Date, the remaining shares shall vest in 36 equal monthly installments thereafter.]

Payment: Any or a combination of the following: (i) by cash or check, (ii) pursuant to a Regulation T program, as set forth in the Stock Option Agreement or (iii) delivering shares of previously-owned common stock, as set forth in the Stock Option Agreement.

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

    Other Agreements:      __________________________________

                           __________________________________


GENE LOGIC INC.                   OPTIONEE:

By:_______________________        _____________________________
                                  Signature
Title:____________________

Date:_____________________        Date:________________________


Attachment I:   Stock Option Agreement
Attachment II:  1997 Equity Incentive Plan
Attachment III: Notice of Exercise